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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 2, 2005




                          POWERWAVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                     000-21507               11-2723423
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)


                            1801 E. St. Andrew Place
                               Santa Ana, CA 92705
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (714) 466-1000

        Former name or former address, if changed since last report: N/A



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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION


     On May 2, 2005, Powerwave Technologies, Inc. (the "Company") issued a press release regarding financial results for its first quarter of fiscal 2005, ending April 3, 2005. At 6am Eastern Time, the Company held a conference call and simultaneous webcast in which Ronald Buschur, the Company's Chief Executive Officer and Kevin T. Michaels, the Company's Chief Financial Officer, made a presentation regarding the Company's financial results for the Company's first quarter of 2005, ending April 3, 2005. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1. A copy of the press release was previously furnished on a separate Current Report on Form 8-K, dated May 2, 2005.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.





ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


(c) Exhibits


The following exhibit is furnished as part of this report:


99.1 Transcript of the Company's first quarter 2005 financial results conference call and simultaneous webcast held on May 2, 2005.



                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:        May 3, 2005                        POWERWAVE TECHNOLOGIES, INC
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                                       By:         /s/ Kevin T. Michaels
                                           -------------------------------------
                                                       Kevin T. Michaels
                                              Senior Vice President, Finance and
                                                    Chief Financial Officer







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                                  EXHIBIT INDEX


 Exhibit
 Number                           Description
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  99.1     Transcript of the Company's first quarter 2005 financial results conference call and simultaneous webcast held on  May 2, 2005.






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